UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

AUGUST 20, 2004

ANALYTICAL SURVEYS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COLORADO	84-0846389
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

11900 CROWNPOINT DRIVE, SAN ANTONIO, TEXAS 78233

(Address of principal executive offices)

(210) 657-1500

(Registrant’s telephone number, including area code)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: NOT APPLICABLE)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release dated August 20, 2004, issued by the Company.

Item 12. Results of Operations and Financial Condition

On August 20, 2004, Analytical Surveys, Inc. (the “Company”) issued a press release announcing its financial results for its third fiscal quarter and nine months ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc.
(Registrant)

Date: August 20, 2004	/s/ Lori A. Jones
Lori A. Jones
Chief Financial Officer